Execution Version

AMENDMENT NO. 1 TO SIXTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This Amendment No. 1 to Sixth Amended and Restated Credit and Security Agreement (this “Amendment”) is entered into as of October 26, 2018 (the “Effective Date”), by and among:

(1)       QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”),

(2)       QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation, as initial servicer (in such capacity, together with any successor servicer or sub-servicer, the “Servicer”),

(3)       PNC BANK, NATIONAL ASSOCIATION, in its individual capacity as a Lender (together with its successors, “PNC” or the “PNC Group”) and as issuer of the Letters of Credit,

(4)       GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, “Gotham”), and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), in its capacity as a Liquidity Bank to Gotham (together with its successors, “BTMU” and, together with Gotham, the “Gotham Group”),

(5)       ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company (together with its successors, “Atlantic”), and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, in its capacity as a Liquidity Bank to Atlantic (together with its successors, “CACIB” and, together with Atlantic, the “Atlantic Group”),

(6)       PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the PNC Group (together with its successors in such capacity, a “Co-Agent”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, a “Co-Agent”), and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), in its capacity as agent for the Gotham Group (together with its successors in such capacity, a “Co-Agent”),

(7)       PNC BANK, NATIONAL ASSOCIATION, in its capacity as Letter of Credit issuer (together with its successors in such capacity, the “LC Issuer”), and

(8)       MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as administrative agent for the Atlantic Group, the PNC Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”).

RECITALS:

A.       The Borrower, the Servicer, the PNC Group, the Gotham Group, the Atlantic Group and the Agents are parties to that certain Sixth Amended and Restated

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Credit and Security Agreement, dated as of October 27, 2017 (as amended, restated or otherwise modified from time to time, the “Credit and Security Agreement”; capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Credit and Security Agreement).

B.       Each of the parties hereto desires to amend the Credit and Security Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Amendments to the Credit and Security Agreement. Effective as of the Effective Date, the Credit and Security Agreement is hereby amended as follows:

(a)       All references in the Credit and Security Agreement to “The Bank of Tokyo-Mitsubishi UFJ, Ltd.” and “The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch” are hereby replaced with “MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),” and all references in the Credit and Security Agreement to “BTMU” are hereby replaced with “MUFG.”

(b)       A new Annex C is hereby added to the Credit and Security Agreement which reads as set forth in Exhibit A to this Amendment, and Section 3.2(e) of the Credit and Security Agreement is hereby amended to add the following at the end thereof:

“All payments of Principal and Interest made to the Atlantic Group Agent for the account of any Tranched Loan Lender shall be allocated by such Tranched Loan Lender in accordance with Annex C to this Agreement.”

(c)       The following new Section 4.5 is hereby added to the Credit and Security Agreement:

Section 4.5. Replacement for the Eurodollar Rate. If at any time (i) the Administrative Agent determines in good faith (which determination shall be conclusive absent manifest error) or any Co-Agent notifies the Administrative Agent that it has in good faith determined that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate (Reserve Adjusted) or the Eurodollar Rate, as applicable (including, without limitation, because the “LIBO Screen Rate” is not available or published on a current basis) and such circumstances are unlikely to be temporary, (ii) the supervisor for the administrator of the Eurodollar Rate or a Governmental Authority having jurisdiction over any Agent has made a public statement identifying a specific date after which the Eurodollar Rate shall no longer be used for determining interest rates for loans, or (iii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the United States syndicated loan market in the applicable currency, then the Agents and the Borrower shall endeavor to establish an alternate rate of interest (the “Replacement Rate”) to the Eurodollar Rate that gives due

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consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time and make adjustments to Usage Fee, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement or the Fee Letter as may be applicable. Notwithstanding anything to the contrary in Section 14.1, such amendment shall become effective without any further action or consent of any other party to this Agreement (other than the Borrower whose written consent shall be required) so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of the Replacement Rate is provided to the Agents, a written notice from any Co-Agent stating that such Co-Agent or a member of its Group objects to such amendment. Until the Replacement Rate is determined (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 4.5, only to the extent the Eurodollar Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective and such Borrowing shall be converted to or continued as on the last day of the Interest Period applicable thereto a Base Rate Borrowing, and (y) if the Borrowing Request requests a LIBOR Borrowing, such Borrowing shall be made as a Base Rate Borrowing Notwithstanding anything else herein, any definition of “Replacement Rate” shall provide that in no event shall such Replacement Rate be less than zero for the purposes of this Agreement. To the extent the Replacement Rate is approved by the Agents in connection with this clause, the Replacement Rate shall be applied in a manner consistent with market practice; provided, that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, the Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent (it being understood that any such modification by the Administrative Agent shall not require the consent of, or consultation with, any of the Co-Agents or the Lenders).

(d) Section 5.1(j) of the Credit and Security Agreement is hereby amended and restated in its entirety to read as follows:

(j) Other. Promptly, from time to time, each Loan Party will furnish to each of the Agents such other information (including nonfinancial information), documents, Records or reports respecting the Receivables or the condition or operations, financial or otherwise, of such Loan Party as any of the Agents may from time to time reasonably request in order to protect the interests of the Administrative Agent, for the benefit of the Secured Parties, under or as contemplated by this Agreement, or to assist any Lender (or its related Liquidity Bank(s)) in complying with the requirements of Article 122a(4) and (5) of the European Union Capital Requirements Directive if applicable to such Lender or its Liquidity Bank(s), the Beneficial Ownership Rule and other applicable “know your customer” and anti-money laundering rules and regulations, including the

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PATRIOT Act. Promptly following any change that would result in a change to the status of the Borrower as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, the Borrower shall execute and deliver to the Administrative Agent for delivery to each of the Lenders, a Certification of Beneficial Owner(s) complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Administrative Agent.

(e)       The following new Sections 6.1(bb) is hereby inserted into the Credit and Security Agreement:

(bb) Beneficial Ownership Rule. The Borrower is an entity that is organized under the laws of the United States or of any state thereof and at least 51 percent of whose common stock or analogous equity interest is owned by a Person whose common stock or analogous equity interests are listed on the New York Stock Exchange or the American Stock Exchange or has been designated as a NASDAQ National Market Security listed on the NASDAQ stock exchange and is excluded on that basis from the definition of “Legal Entity Customer” as defined in the Beneficial Ownership Rule.

(f)       Annex A to the Credit and Security Agreement is hereby amended to insert the following new defined terms in their appropriate alphabetical order:

“Beneficial Ownership Rule” means 31 C.F.R. § 1010.230.

“Tranched Loan Lender” means Atlantic, CACIB and any other Person from time to time a “Lender” in the Atlantic Group.

(g)       The definition set forth in Annex A to the Credit and Security Agreement of each of the following defined terms is hereby amended and restated in its entirety to read, respectively, as follows:

“A-Commitment Expiry Date” means October 25, 2019.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Originators or their respective Subsidiaries from time to time concerning or relating to (i) bribery, (ii) corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, (iii) terrorism or (iv) the funding or support of terrorism, or (v) money laundering.

“Biennial Commitment Expiry Date” means October 23, 2020.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date provided that each of the following conditions precedent is satisfied:

(a)       The Administrative Agent shall have received counterparts of this Amendment (whether by facsimile or otherwise) duly executed by each of the parties hereto;

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(b)       The Administrative Agent shall have received counterparts of the Fee Letter of even date herewith duly executed by each of the parties thereto, and each of the Co-Agents shall have received payment in immediately available funds of the Amendment Structuring Fee referenced therein.

(c)       Each of the representations and warranties set forth in Section 5 of this Amendment is true and correct as of the Effective Date; and

(d)       The Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and the Beneficial Ownership Rule upon request by the Lenders.

SECTION 3. Representations and Warranties.

The Borrower hereby represents and warrants to the Agents and the Lenders as of the Effective Date as follows:

(a)       Representations and Warranties. The representations and warranties contained in Article VI of the Credit and Security Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)       Enforceability. The execution and delivery by each of the Borrower and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Credit and Security Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts. This Amendment and the Credit and Security Agreement, as amended hereby, are each of the Borrower’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)       No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Event of Default or Unmatured Default exists or shall exist.

SECTION 4. Legal Fees and Disbursements. The Borrower hereby acknowledges and agrees that this Amendment constitutes a Transaction Document and that the provisions of Section 14.5(a) of the Credit and Security Agreement apply hereto.

SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall apply hereto).

SECTION 6. Effect of Amendment; Ratification. Except as specifically amended hereby, the Credit and Security Agreement is hereby ratified and confirmed in all respects, and all of its

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provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Credit and Security Agreement (or in any other Transaction Document) to “the Credit and Security Agreement”, “this Agreement”, “hereof’, “herein”, or words of similar effect, in each case referring to the Credit and Security Agreement, shall be deemed to be references to the Credit and Security Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Credit and Security Agreement other than as specifically set forth herein.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall apply hereto).

SECTION 9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Credit and Security Agreement or any provision hereof or thereof.

SECTION 10. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. Severability. If any one or more of the provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Credit and Security Agreement.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Sandip R. Patel
Name:	Sandip R. Patel
Title:	Vice President and Treasurer

QUEST DIAGNOSTICS INCORPORATED, as Servicer

By:	/s/ Sandip R. Patel
Name:	Sandip R. Patel
Title:	Vice President and Treasurer

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ATLANTIC ASSET SECURITIZATION LLC, as a Conduit

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam PiIcer
Name:	Sam PiIcer
Title:	Managing Director

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CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, individually as a Liquidity Bank for Atlantic and as Atlantic Group Agent

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

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PNC BANK, NATIONAL ASSOCIATION, Individually as a Lender, as PNC Group Agent and as LC Issuer

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

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GOTHAM FUNDING CORPORATION, as a Conduit

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

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MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), Individually as a Liquidity Bank for Gotham

By:	/s/ Nicolas Mounier
Name:	Nicolas Mounier
Title:	Director

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as Gotham Agent

By:	/s/ Nicolas Mounier
Name:	Nicolas Mounier
Title:	Director

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as Administrative Agent

By:	/s/ Nicolas Mounier
Name:	Nicolas Mounier
Title:	Director

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Exhibit A

ANNEX C

TRANCHED LOAN LENDERS

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